UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 28, 2004

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero San Francisco, CA	94105
(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated July 28, 2004.

Item 12. Results of Operations and Financial Condition.

On July 28, 2004, Critical Path, Inc. (the “Company”) issued a press release announcing the Company’s financial results for its second fiscal quarter ended June 30, 2004. The full text of the Company’s press release is furnished herewith as Exhibit 99.1.

The information in this Current Report, including but not limited to Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report, including but not limited to Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: July 27, 2004	By:	/s/ MICHAEL J. ZUKERMAN
	Name:	Michael J. Zukerman
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release dated July 28, 2004.